Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Alico, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on February 9, 2012, (the “Form 10-Q”), I, W. Mark Humphrey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 7, 2013

/s/ W. Mark Humphrey
W. Mark Humphrey
Chief Financial Officer and Senior Vice President

30